UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

_________________________________________________________________________________________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2009

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

WELLS FARGO & COMPANY
(Exact Name of Registrant as Specified in Its Charter)

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104 (Address of Principal Executive Offices) (Zip Code)

1-866-249-3302 (Registrant’s Telephone Number, Including Area Code)

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01.	Regulation FD Disclosure.

     On May 7, 2009, Wells Fargo & Company (“Wells Fargo”) issued a press release regarding the disclosure by the Federal Reserve Board of the results of Wells Fargo's forward-looking capital assessment, or “stress test,” under the Supervisory Capital Assessment Program.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

     The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

     Certain presentation materials relating to Wells Fargo's May 7, 2009 conference call to discuss the details of a common stock offering are attached as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 7, 2009.
99.2	Company Presentation, dated May 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2009	WELLS FARGO & COMPANY
	By:	/s/ Howard I. Atkins
Howard I. Atkins Senior Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 7, 2009
99.2	Company Presentation, dated May 7, 2009